UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

Loop Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54768

(Commission File Number)

27-2094706

(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant's telephone number, including area code

 __________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) On April 4, 2016, the Company notified Li and Company, PC ("Li and Company"), that the Company had dismissed Li and Company as the independent registered public accounting firm of the Company. The board of directors of the Company recommended and approved the dismissal.

The reports of Li and Company regarding the Company's financial statements as of February 28, 2015, and the statements of operations, stockholders' equity (deficit) and cash flows for the period from October 23, 2014 (inception) through February 28, 2015, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Li and Company, however, stated that there is substantial doubt about the Company's ability to continue as a going concern.

During the period from October 23, 2014 (inception) through February 28, 2015, and any subsequent interim periods through the date of dismissal, the Company had no disagreement with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Li and Company, would have caused them to make reference thereto in their report on the Company's financial statements for such year ended February 28, 2015. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li and Company a copy of the above disclosures and requested Li and Company to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Li and Company's response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 4, 2016, the board of directors of the Company resolved to engage the independent registered public accounting firm of Weinberg & Company, P.A. ("Weinberg & Company"), as the Company's new independent registered public accountants, which appointment Weinberg & Company has accepted with the dismissal of Li & Company.

During the two most recent fiscal years and the interim period preceding the engagement of Weinberg & Company, the Company has not consulted with Weinberg & Company regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Weinberg & Company or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Li and Company and therefore did not discuss any past disagreements with Weinberg & Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated April 6, 2016, from Li and Company, PC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loop Industries, Inc.
(Registrant)

Date: April 6, 2016	By:	/s/ Daniel Solomita
	Name:	Daniel Solomita
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)